UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2026
INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 East Beltline Grand Rapids, Michigan	49525
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number,
including area code:
(616) 527-5820
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	IBCP	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Independent Bank Corporation, the holding company for Independent Bank and Highpoint Community Bank, announced on July 22, 2026, that, pursuant to the terms of the Agreement and Plan of Merger relating to the Company’s acquisition of HCB Financial Corp., the Board of Directors of Independent Bank Corporation increased its size from 10 to 11 members and appointed Nathan E. Tagg to fill the resulting vacancy. The appointment was made and was effective July 21, 2026.

Mr. Tagg was also appointed to the Boards of Directors of Independent Bank and Highpoint Community Bank and to the Audit Committee of the Independent Bank Corporation Board of Directors. Mr. Tagg will be compensated for his service on the Board of Directors consistent with our other non-employee Directors, as described in the proxy statement filed by the Corporation with the SEC on March 6, 2026. Mr. Tagg previously served on the Boards of Directors of HCB Financial Corp. and Highpoint Community Bank until the Company’s acquisition of HCB Financial Corp. on July 1, 2026.
Mr. Tagg is an attorney and partner with Tripp, Tagg & Storrs, Attorneys, where he has practiced since 2009. Throughout his legal career, he has developed extensive experience advising businesses, organizations, and individuals while building a distinguished record of leadership in governance, healthcare, and community service. He previously served as Chair of the Spectrum Health Pennock Board of Directors and Co-Chair of the Spectrum Health Pennock Hospital Merger Committee. His additional leadership experience includes service on the Barry Community Foundation Investment and Governance Committees, Treasurer of the Barry County Bar Association, and appointment by former Michigan Governor Rick Snyder to the State of Michigan Board of Auctioneers. Mr. Tagg is also actively involved in numerous youth development and community organizations throughout Barry County.
Item 9.01.    Financial Statements and Exhibits

(d)     Exhibits.

99.1	Press release dated July 22, 2026, announcing the appointment of Nathan E. Tagg.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date	July 27, 2026	By	s/Gavin A. Mohr
Gavin A. Mohr, Principal Financial Officer
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